UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: February 28, 2014
(Date of earliest event reported)

JPMBB Commercial Mortgage Securities Trust 2014-C18
(Exact name of issuing entity)

JPMorgan Chase Bank, National Association
Barclays Bank PLC
Redwood Commercial Mortgage Corporation
Starwood Mortgage Funding II LLC
RAIT Funding, LLC

(Exact name of sponsor as specified in its charter)

J.P. Morgan Chase Commercial Mortgage Securities Corp.
(Exact name of registrant as specified in its charter)

New York	333-190246-03	13-3789046
(State or other jurisdiction of incorporation)(Commission File No.)(IRS Employer Identification No.)

383 Madison Avenue New York, New York	10179
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(212) 272-6858

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.            Other Events.

On February 28, 2014, J.P. Morgan Chase Commercial Mortgage Securities Corp. (the “Depositor”) caused the issuance of the JPMBB Commercial Mortgage Securities Trust 2014-C18, Commercial Mortgage Pass-Through Certificates, Series 2014-C18, pursuant to a Pooling and Servicing Agreement, dated as of February 1, 2014 and as to which an executed version is attached hereto as Exhibit 4.1 (the “Pooling and Servicing Agreement”), among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor (the “Registrant”), Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as trustee and as certificate administrator, and Pentalpha Surveillance LLC, as senior trust advisor. The Class A-1, Class A-2, Class A-3, Class A-4A1, Class A-5, Class A-SB, Class X-A, Class A-S, Class B, Class C and Class EC Certificates (the “Public Certificates”), having an aggregate initial principal amount of $744,415,000, were sold to J.P. Morgan Securities LLC (“JPMS”), Barclays Capital Inc. (“Barclays Capital”), and Wells Fargo Securities, LLC (“WFS” and, collectively with JPMS and Barclays Capital, the “Underwriters”), pursuant to an Underwriting Agreement, attached hereto as Exhibit 1.1 and dated February 19, 2014, among the Registrant and JPMS, for itself and on behalf of Barclays Capital and WFS. In connection with the issuance and sale to the Underwriters of the Public Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Public Certificates, which legal opinion is attached as an exhibit to this report.

On February 28, 2014, the Registrant sold all of the Public Certificates, having an aggregate certificate principal amount of $744,415,000. The net proceeds of the offering to the Registrant of the issuance of the certificates, after deducting expenses payable by the Registrant of $5,006,924.43, were approximately $808,496,242.88. Of the expenses paid by the Registrant, approximately $1,222,930.73 were paid directly to affiliates of the Registrant, $38,868.79 in the form of fees were paid to the Underwriters, $69,963.82 were paid to or for the Underwriters and $3,675,161.09 were other expenses. All of the foregoing expense amounts are the Depositor’s reasonable estimates of such expenses. No underwriting discounts and commissions or finder’s fees were paid by the Registrant; the Public Certificates were offered by the Underwriters for sale to the public in negotiated transactions or otherwise at varying prices determined at the time of sale. The related registration statement (file no. 333-190246) was originally declared effective on October 24, 2013.

On February 28, 2014, the Registrant sold the Class X-C, Class D, Class E, Class F, Class NR and Class R Certificates (collectively, the “Private Certificates”), having an aggregate initial principal amount of $213,184,883, to JPMS and Barclays Capital, as initial purchasers, pursuant to a Certificate Purchase Agreement, dated February 19, 2014, by and among the Depositor, JPMS and Barclays Capital. The Private Certificates were sold in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) of the Act.

On February 28, 2014, the Registrant sold the Class A-4A2 Certificates (the “Direct Sale Certificates”, and together with the Public Certificates, the Private Certificates and the Class Z Certificates, the “Certificates”), having an initial principal amount of $87,500,000, to JPMorgan Chase Bank, N.A. (“JPMCB”), as purchaser, pursuant to a Certificate Purchase Agreement, dated February 19, 2014, between the Depositor and JPMCB. The Direct Sale Certificates were sold in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) of the Act.

The Certificates represent, in the aggregate, the entire beneficial ownership in JPMBB Commercial Mortgage Securities Trust 2014-C18 (the “Issuing Entity”), a common law trust fund formed under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of 51 fixed-rate mortgage loans (the “Mortgage Loans”) secured by first liens on 83 commercial, multifamily and manufactured housing properties. The Mortgage Loans were acquired by the Registrant from (i) JPMCB pursuant to a Mortgage Loan Purchase Agreement, dated as of February 28, 2014 and as to which an executed version is attached hereto as Exhibit 99.1 (the “JPMCB Mortgage Loan Purchase Agreement”), between the Registrant and JPMCB, (ii) Barclays Bank PLC (“Barclays”) pursuant to a Mortgage Loan Purchase Agreement, dated as of February 28, 2014 and as to which an executed version is attached hereto as Exhibit 99.2 (the “Barclays Mortgage Loan Purchase Agreement”) between the Registrant and Barclays, (iii) from Redwood Commercial Mortgage Corporation (“RCMC”) pursuant to a Mortgage Loan Purchase Agreement, dated as of February 28, 2014 and as to which an executed version is attached hereto as Exhibit 99.3 (the “RCMC Mortgage Loan Purchase Agreement”) between the Registrant, RCMC and Redwood Trust Inc., (iv) from Starwood Mortgage Funding II LLC (“SMF II”) pursuant to a Mortgage Loan Purchase Agreement, dated as of February 28, 2014 and as to which an executed version is attached hereto as Exhibit 99.4 (the “Starwood Mortgage Loan Purchase Agreement”) between the Registrant, SMF II and Starwood Mortgage Capital LLC and (v) from RAIT Funding, LLC (“RAIT”) pursuant to a Mortgage Loan Purchase Agreement, dated as of February 28, 2014 and as to which an executed version is attached hereto as Exhibit 99.5 (the “RAIT Mortgage Loan Purchase Agreement” and collectively with the JPMCB Mortgage Loan Purchase Agreement, the Barclays Mortgage Loan Purchase Agreement, the RCMC Mortgage Loan Purchase Agreement and the Starwood Mortgage Loan Purchase Agreement, the “Mortgage Loan Purchase Agreements”) between the Registrant and RAIT.

The Mortgage Loan identified on Schedule I to the Pooling and Servicing Agreement as “Meadows Mall” will be serviced and administered pursuant to a pooling and servicing agreement, an executed version of which is attached hereto as Exhibit 4.2 and dated as of August 1, 2013, (the “2013-C14 Pooling and Servicing Agreement”), by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and as special servicer, Wells Fargo Bank, National Association, as trustee and certificate administrator, and Pentalpha Surveillance LLC, as senior trust advisor.

The Mortgage Loan identified on Schedule I to the Pooling and Servicing Agreement as “Jordan Creek Town Center” will be serviced and administered pursuant to a pooling and servicing agreement, an executed version of which is attached hereto as Exhibit 4.3 and dated as of December 1, 2013, (the “2013-C17 Pooling and Servicing Agreement”), by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, Situs Holdings, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Deutsche Bank Trust Company Americas, as trustee, and Pentalpha Surveillance LLC, as senior trust advisor.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)           Exhibits

Exhibit 1.1
Underwriting Agreement, dated February 19, 2014, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, and J.P. Morgan Securities LLC, for itself and as representative of Barclays Capital Inc. and Wells Fargo Securities, LLC, as underwriters.

Exhibit 4.1
Pooling and Servicing Agreement, dated as of February 1, 2014, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as trustee and certificate administrator, and Pentalpha Surveillance LLC, as senior trust advisor.

Exhibit 4.2
Pooling and Servicing Agreement governing the issuance of the JPMBB 2013-C14 certificates, dated as of August 1, 2013, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and as special servicer, Wells Fargo Bank, National Association, as trustee and certificate administrator, and Pentalpha Surveillance LLC, as senior trust advisor.

Exhibit 4.3
Pooling and Servicing Agreement governing the issuance of the JPMBB 2013-C17 certificates, dated as of December 1, 2013, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, Situs Holdings, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Deutsche Bank Trust Company Americas, as trustee, and Pentalpha Surveillance LLC, as senior trust advisor.

Exhibit 5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated February 28, 2014.

Exhibit 8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated February 28, 2014 (included as part of Exhibit 5).

Exhibit 23	Consent of Cadwalader, Wickersham & Taft LLP (included as part of Exhibit 5).

Exhibit 99.1	Mortgage Loan Purchase Agreement, dated as of February 28, 2014, between JPMorgan Chase Bank, N.A., as seller, and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser.

Exhibit 99.2	Mortgage Loan Purchase Agreement, dated as of February 28, 2014, between Barclays Bank PLC, as seller, and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser.

Exhibit 99.3
Mortgage Loan Purchase Agreement, dated as of February 28, 2014, between Redwood Commercial Mortgage Corporation, as seller, and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser and Redwood Trust, Inc.

Exhibit 99.4
Mortgage Loan Purchase Agreement, dated as of February 28, 2014, between Starwood Mortgage Funding II LLC, as seller, and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser and Starwood Mortgage Capital LLC.

Exhibit 99.5	Mortgage Loan Purchase Agreement, dated as of February 28, 2014, among RAIT Funding, LLC, as seller, and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 28, 2014	J.P. MORGAN CHASE COMMERCIAL MORTGAGE SECURITIES CORP.

	By:	/s/ Bianca A. Russo
Name: Bianca A. Russo
Title: Managing Director and Secretary

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)

1.1
Underwriting Agreement, dated February 19, 2014, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, and J.P. Morgan Securities LLC, for itself and as representative of Barclays Capital Inc. and Wells Fargo Securities, LLC, as underwriters.
(E)

4.1
Pooling and Servicing Agreement, dated as of February 1, 2014, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as trustee and certificate administrator, and Pentalpha Surveillance LLC, as senior trust advisor.
(E)

4.2
Pooling and Servicing Agreement governing the issuance of the JPMBB 2013-C14 certificates, dated as of August 1, 2013, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and as special servicer, Wells Fargo Bank, National Association, as trustee and certificate administrator, and Pentalpha Surveillance LLC, as senior trust advisor.
(E)

4.3
Pooling and Servicing Agreement governing the issuance of the JPMBB 2013-C17 certificates, dated as of December 1, 2013, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, Situs Holdings, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Deutsche Bank Trust Company Americas, as trustee, and Pentalpha Surveillance LLC, as senior trust advisor.
(E)

5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated February 28, 2014.

8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated February 28, 2014 (included as part of Exhibit 5).

23	Consent of Cadwalader, Wickersham & Taft LLP (included as part of Exhibit 5).

99.1	Mortgage Loan Purchase Agreement, dated as of February 28, 2014, between JPMorgan Chase Bank, N.A., as seller, and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser.	(E)

99.2	Mortgage Loan Purchase Agreement, dated as of February 28, 2014, between Barclays Bank PLC, as seller, and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser.	(E)

99.3
Mortgage Loan Purchase Agreement, dated as of February 28, 2014, among Redwood Commercial Mortgage Corporation, as seller, J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser, and Redwood Trust, Inc.
(E)

99.4
Mortgage Loan Purchase Agreement, dated as of February 28, 2014, between Starwood Mortgage Funding II LLC, as seller, and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser and Starwood Mortgage Capital LLC.
(E)

99.5	Mortgage Loan Purchase Agreement, dated as of February 28, 2014, between RAIT Funding, LLC, as seller, and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser.	(E)